UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: July 12, 2016

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

(a)    Acquisition of Rant

On July 12, 2016, Function(X) Inc., a Delaware corporation (“Fn(x)” or the “Company”), and RACX Inc., a Delaware corporation and wholly-owned subsidiary of Fn(x) (“RACX”), completed an acquisition pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Rant, Inc., a Delaware corporation (“Rant”), pursuant to which RACX has acquired the assets of Rant (the “Asset Purchase”) used in the operation of Rant’s Rant.com independent media network and related businesses, including but not limited to the www.rantsports.com, www.rantlifestyle.com, www.rantchic.com, www.rantgirls.com, www.rant-inc.com, www.rantstore.com, www.rantcities.com, www.rantcars.com, www.rantfinance.com, www.ranthollywood.com , www.rantfood.com, www.rantgamer.com, www.rantgizmo.com, www.rantpets.com, www.rantplaces.com, www.rantpolitical.com, www.rantmn.com, www.rantbeats.com, www.rantgirls.com, www.rantstore.com, www.rantcities.com, www.rantranet.com, and www.rantmovies.com websites (the “Rant Assets”). The Asset Purchase Agreement and the Rant Asset Purchase were approved by the board of directors of each of Fn(x), RACX, and Rant.

In consideration for the purchase of the Rant Assets, Fn(x) (i) delivered a Secured Convertible Promissory Note (the “Secured Convertible Note”) to Rant in the amount of $3,000,000; (ii) assumed $2,000,000 of liabilities of Rant (the “Assumed Liabilities”) and (iii) delivered the Parent Stock Consideration described below.

The $3,000,000 Secured Convertible Note matures on July 8, 2017 barring any events of default or a change of control of the Company. The Secured Convertible Note bears interest at 12% per annum, payable at maturity. At the election of Rant, the Secured Convertible Note is convertible into shares of Fn(x) common stock at a price equal to the lower of (i) $0.26 per share, or (ii) such lower price as may have been set for conversion of any debt or securities into Common Stock held on or after the date hereof by Sillerman until the first to occur of March 31, 2017 or the date the Note has been satisfied or converted (for the purposes hereof Robert F.X. Sillerman is the Company’s Executive Chairman and Chief Executive Officer and/or any affiliate of Robert F.X. Sillerman is herein collectively, “Sillerman”). In connection with the Secured Convertible Note, the Company has entered into a Note Purchase Agreement (the “NPA”) and a Security Agreement (the “Rant Security Agreement”) with Rant, under which the Company has granted Rant a continuing security interest in substantially all assets of the Company. In connection with the issuance of the Secured Convertible Note, Sillerman and Rant entered into a subordination agreement subordinating repayment of the notes to the Debentures (as described in (b) hereof) and entered into an Intercreditor Agreement providing for the parties’ respective rights and remedies with respect to payments against the collateral held as security for both of them.

In connection with the Asset Purchase Agreement, and in addition to the consideration represented by the Secured Convertible Note and the Assumed Liabilities, the Company issued to Rant 4,435 shares of Company Series E Convertible Preferred Stock which, upon satisfaction of certain conditions including shareholder approval, will be convertible into shares of Company common stock equal to 22% of the outstanding common stock of the Company. The number of shares will be adjusted for dilution between the date of closing and the date of any public offering by the Company of its common stock and to reflect additional capital structure changes through the first of (i) the date Sillerman converts debt and preferred shares to common shares pursuant to the Exchange Agreement set forth in Section (c) hereof just before an offering of the Company’s common stock closes or (ii) March 31, 2017.

The Asset Purchase Agreement contained customary representations, warranties and covenants of Fn(x), RACX and Rant.

A copy of the Asset Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement filed with this Current Report on Form 8-K.

A copy of the Secured Convertible Note, Note Purchase Agreement, Rant Security Agreement, Subordination Agreement, and Intercreditor Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 respectively, and are incorporated herein by reference. The foregoing descriptions of the Secured Convertible Note, Note Purchase Agreement, Rant Security Agreement, Subordination Agreement and Intercreditor Agreement are not complete and are qualified in the entirety by reference to the full text of the form of Secured Convertible Note, Rant Security Agreement, Subordination Agreement and Intercreditor Agreement filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

The Asset Purchase Agreement has been included to provide investors with information regarding the terms of the transactions contemplated thereby.  The Asset Purchase Agreement is not intended to provide any other factual information about Fn(x), Rant or their respective subsidiaries or affiliates.  The Asset Purchase Agreement contains representations and warranties of Fn(x) and Rant.  The assertions embodied in those representations and warranties were made for purposes of the Asset Purchase Agreement and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of the Asset Purchase Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.  Accordingly, you should read the representations and warranties in the Asset Purchase Agreement not in isolation but only in conjunction with the other information about Fn(x), Rant and their respective subsidiaries that are included in reports, statements and other filings made by Fn(x) with the Securities and Exchange Commission.

(b)    Private Placement
On July 12, 2016, the Company closed a private placement (the “Private Placement”) of $4,444,444.44 principal amount of Convertible Debentures (the “Debentures”) and Common Stock Purchase Warrants (the “Warrants”). The Debentures and Warrants are being issued pursuant to a Securities Purchase Agreement, dated July [8], 2016, (the “Purchase Agreement”) between the Company and certain accredited investors within the meaning of the Securities Act of 1933, as amended (the “Purchasers”). Upon closing of the Private Placement, the Company received gross proceeds of $4,000,000 before placement agent fees and other expenses associated with the transaction. The Company will use the net proceeds from the transaction for general business and working capital purposes and the repayment of indebtedness to unaffiliated parties.
The Debentures mature on the one-year anniversary of the issuance date thereof. The Debentures are convertible at any time at the option of the holder into shares of the Company’s common stock at an initial conversion price of $0.3133 per share (the “Conversion Price”). Based on such initial Conversion Price, the Debentures will be convertible into up to 14,185,907 shares of common stock. If the Company issues or sells shares of its common stock, rights to purchase shares of its common stock, or securities convertible into shares of its common stock for a price per share that is less than the Conversion Price then in effect, the Conversion Price then in effect will be decreased to equal such lower price. The foregoing adjustments to the Conversion Price will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the Conversion Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. However, in no event will the Conversion Price be less than $0.10 per share. The Debentures are secured by a first priority lien on substantially all of the Company assets in accordance with a security agreement (the “Security Agreement”).
The Debentures bear interest at 10% per annum with interest payable upon maturity or on any earlier redemption date. At any time after the issuance date, the Company will have the right to redeem all or any portion of the outstanding principal balance of the Debentures, plus all accrued but unpaid interest at a price equal to 120% of such amount. The holders of Debentures shall have the right to convert any or all of the amount to be redeemed into common stock prior to redemption. Subject to certain exceptions, the Debentures contain customary covenants against incurring additional indebtedness and granting additional liens and contain customary events of default. Upon the occurrence of an event of default under the Debentures, a holder of Debentures may require the Company to pay the greater of (i) the outstanding principal amount, plus all accrued and unpaid interest, divided by the Conversion Price multiplied by the daily volume weighted average price or (ii) 115% of the outstanding principal amount of plus 100% of accrued and unpaid interest. If the Company’s working capital is reduced below $1,000,000, Robert F.X. Sillerman has agreed (the “Sillerman Guaranty") to advance any shortfall in the Company’s working capital, provided that all such advances do not exceed $1,000,000 in the aggregate.
As a part of the Private Placement, the Company issued Warrants to the Purchasers providing them with the right to purchase up to an aggregate of 6,808,279 shares of the Company’s common stock at an initial exercise price of $0.3264 per share. Subject to certain limitations, the Warrants are exercisable on any date after the date of issuance and the exercise price for the Warrant is subject to adjustment for certain events, such as stock splits and stock dividends. If the Company issues or sells shares of its common stock, rights to purchase shares of its common stock, or securities convertible into shares of its common stock for a price per share that is less than the conversion price of the Debentures, the exercise price of the Warrants will be decreased to a lower price based on the amount by which the conversion price of the Debentures was reduced due to such transaction. The foregoing adjustments to the exercise price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the exercise price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The Warrants will expire 5 years from the initial issuance date.
The Purchasers shall not have the right to convert the Debentures or exercise the Warrants to the extent that such conversion or exercise would result in such Purchaser being the beneficial owner in excess of 4.99% of the Company’s common stock. In addition, the Purchasers have no right to convert the Debentures or exercise the Warrants if the issuance of the shares of common stock upon such conversion or exercise would exceed the aggregate number of shares of the Company’s common stock which the Company may issue upon conversion of the Note and exercise of the Warrant without breaching the Company’s obligations under Nasdaq listing rules. Such limitation does not apply if the Company’s shareholders approve such issuances. The Company intends to promptly seek shareholder approval for issuances of shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants.
In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement under which the Company is required, on or before 30 days after the closing of the Private Placement, to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of the Company’s common stock issuable pursuant to the Debentures and Warrants and to use commercially reasonable efforts to have the registration declared effective as soon as practicable, but in no event later than 90 days after the filing date. The Company will be subject to certain monetary penalties, as set forth in the Registration Rights Agreement, if the registration statement is not filed, does not become effective on a timely basis, or does not remain available for the resale (subject to certain allowable grace periods) of the Registrable Securities, as such term is defined in the Registration Rights Agreement.
Also in connection with the Private Placement, certain stockholders of the Company have executed Lock-Up Agreements, pursuant to which they have agreed not to sell any shares of common stock of the Company until the later of (i) six months following the issuance of the debentures or (ii) 90 days following the effectiveness of a resale registration statement filed pursuant to the requirements of the Registration Rights Agreement.
Aegis Capital Corp served as the placement agent for the transaction.
The foregoing does not purport to be a complete description of the Purchase Agreement, Security Agreement, the Registration Rights Agreement, the Debenture, the Warrant and the Lock-Up Agreements and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10, and 10.11, respectively, hereto.
(c)    Exchange Agreement

On July 8, 2016, the Company and Sillerman Investment Company III, LLC (“SIC III”), Sillerman Investment Company IV, LLC (“SIC IV”), and Sillerman Investment Company VI, LLC (“SIC VI”), each an affiliate of Robert F.X. Sillerman, the Company’s Executive Chairman and Chief Executive Officer, entered into an Exchange Agreement pursuant to which, subject to adjustment, (i) 3,000 shares of the Company’s Series C Preferred Stock owned by SIC III are to be exchanged for 17,817,950 shares of the Company’s common stock and (ii) all of the of debt held by Sillerman (the “Sillerman Notes”) is to be exchanged for 101,333,088 shares of Company common stock. Issuance of the shares is conditioned upon approval of the Company’s shareholders, the closing of an offering of the Company’s common stock in the amount of at least $10,000,000, approval of its Listing of Additional Shares application with Nasdaq, the Company shall not be subject to any bankruptcy proceeding, and various other conditions. The Exchange Price (and therefore the number of shares set forth above) shall be equal to the lesser of $0.26 and the price at which the Debentures can be exchanged for shares of the Company’s common stock, so long as the Company received a valuation that the exchange price reflects fair value. The agreement provides for termination in the event the conditions are not satisfied by March 31, 2017.

The shares of the Company’s common stock issued to Sillerman were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereunder and Rule 506 of Regulation D promulgated thereunder.

In connection with the Sillerman Guaranty as described in (b) above, the Company’s independent directors approved a fee of $100,000 as compensation for providing such guaranty.

The foregoing description of the Exchange Agreement is not complete and is subject to and qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached as Exhibit 10.12 and incorporated herein by reference.

Because Mr. Sillerman is a director, executive officer and greater than 10% stockholder of the Company, a majority of the Company’s independent directors approved the transaction.

16b-3 Approvals

The Board of Directors also unanimously approved for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, the transaction described in the foregoing section.

(d)    Series E Convertible Preferred Stock

The Company created a new class of Series E Convertible Preferred Stock (the “Series E Convertible Preferred Stock”) by filing a Certificate of Designations of the Series E Convertible Preferred Stock of the Company (the "Series E Certificate of Designation") with the Secretary of State of the State of Delaware. The Company authorized the issuance of up to 10,000 shares of the Series E Convertible Preferred Stock. The rights, preferences, privileges and restrictions of the shares of Series E Convertible Preferred Stock and the qualifications, limitations and restrictions thereof are contained in the Series E Certificate of Designation and are summarized as follows:

The shares of Series E Convertible Preferred Stock have a stated value of $1,000 per share (the "Stated Value"). Subject to the satisfaction of certain conditions as set forth therein, each share of Series E Convertible Preferred Stock is convertible, at the option of the holders, on the basis of its Stated Value and accrued, but unpaid Dividends, into shares of Company common stock at a conversion price equal to the lesser of $0.26 or the Exchange Price (as set forth in Section (b) hereof).

The shares of Series E Convertible Preferred Stock shall have no voting rights except as required by law.
The consent of the holders of a majority of the shares of Series E Convertible Preferred Stock is necessary for the Company to amend the Series E Certificate of Designation.

The foregoing description of the Series E Convertible Preferred Stock is not complete and is qualified in its entirety by reference to the full text of the Series E Certificate of Designation, a copy of which is filed herewith as Exhibit 3.1, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure set forth under Item 1.01(a) of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In the addition, attached as Exhibit 10.13 are the audited financial statements of Rant, Inc. for the years ended December 31, 2014 and December 31, 2015.

Item 3.02. Unregistered Sales of Equity Securities.

(a)    Reference is made to the disclosure set forth under Item 1.01(a) of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuance of the shares of Fn(x) preferred or common stock in connection with the Asset Purchase Agreement as described above is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act (“Regulation D”).  Prior to the issuance of the shares of Fn(x) preferred or common stock, each of the Rant holders made certain representations to Fn(x) as required by Regulation D.  The Company has not and will not engage in general solicitation or advertising with regard to the issuance of the shares of Fn(x) preferred or common stock pursuant to the Asset Purchase Agreement and has not and will not offer securities to the public in connection with the issuance of the shares of Fn(x) common stock pursuant to the Asset Purchase Agreement.

(b)    Reference is made to the disclosure set forth under Item 1.01(b) of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

(c)    Reference is made to the disclosure set forth under Item 1.01(c) of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

In connection with the private placement, the Company provided the information in the slides attached here to as Exhibit 10.14 related to the pro forma capitalization of the Company.

The information in Item 7.01 of this Form 8-K (including Exhibit 10.14) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01 Other Events

On June 8, 2016, the Company issued a press release relating to the acquisition of Rant, Inc. The press release is filed as Exhibit 99.1 herewith and incorporated by reference.

The press release set forth certain user statistics for Rant and Wetpaint, including statistics showing 50 million monthly visitors, up to 300 million monthly page views and combined social reach of over 15 million Facebook “likes” and follows on Twitter.  For Rant, we define a monthly unique user as any visitor who has accessed Rant through its websites or mobile websites in the month of measurement, as measured by Google Analytics (“GA”).  We define a page view as an instance of a user visiting a particular page on Rant’s websites or mobile websites in the month of measurement, also as measured by GA.  We define combined social reach as the cumulative number of times people have “liked” a Rant page on Facebook plus the cumulative number of times people have “followed” a Rant account on Twitter.  The press release also reports the monthly unique users, page views per month and combined social reach of the Company’s Wetpaint.com, Inc. subsidiary. Those statistics were calculated in the same method as the Rant statistics.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(a)    Financial statements of business acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the Company will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of Rant, Inc. was required to be filed. Exhibit 10.13 contains the financial statements of Rant, Inc. that satisfy such requirement.

(b)    Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of Rant, Inc. was required to be filed.

(c)    Exhibits.

Exhibit No.    Description

2.1    Asset Purchase Agreement

3.1    Certificate of Designation of Series E Preferred Stock

10.1    Secured Convertible Note

10.2    Note Purchase Agreement

10.3    Rant Security Agreement

10.4    Subordination Agreement

10.5    Intercreditor Agreement

10.6    Purchase Agreement

10.7    Security Agreement

10.8    Registration Rights Agreement

10.9    Debenture

10.10    Warrant

10.11    Lock-Up Agreements

10.12    Exchange Agreement

10.13    Rant, Inc. Financial Statements

10.14    Pro Forma Capitalization

99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

Date: July 13, 2016	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

Additional Information About The Asset Purchase and Forward-Looking Statements

This document contains forward-looking statements concerning the Asset Purchase, future financial and operating results, benefits and synergies of the Asset Purchase, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Asset Purchase to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which Fn(x) and Rant operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 and Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2016. These forward-looking statements speak only as of the date of this communication and Fn(x) assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.